UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 4, 2017

MURPHY OIL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-8590	71- 0361522
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Peach Street P.O. Box 7000, El Dorado, Arkansas		71730-7000
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 870-862-6411

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.04.	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

On August 4, 2017, Murphy Oil Corporation (the “Company”) called for redemption all of the $550 million principal amount outstanding of its 2.500% Notes due 2017 (CUSIP No. 626717 AE2) (the “2017 Notes”) in accordance with the “make whole” redemption provisions applicable thereto, as set forth in Section 3.01 of the Second Supplemental Indenture (the “Second Supplemental Indenture”) dated as of November 30, 2012 between the Company and U.S. Bank National Association, as Trustee, to that certain Indenture dated as of May 18, 2012 between the Company and the Trustee. The Second Supplemental Indenture was filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on November 30, 2012.

The redemption date for the 2017 Notes will be September 5, 2017.

The redemption price for the 2017 Notes will be calculated in accordance with the Second Supplemental Indenture, and will be equal to the greater of:

(i) 100% of principal amount of the 2017 Notes, or

(ii) the sum of the present values of the Remaining Scheduled Payments (as defined in the Second Supplemental Indenture) of principal and interest on the 2017 Notes, discounted to September 5, 2017 on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the Second Supplemental Indenture) plus 30 basis points, plus, in either case, accrued and unpaid interest on the principal amount of the 2017 Notes being redeemed to, but not including, September 5, 2017.

This Current Report on Form 8-K does not constitute a notice of redemption under the Second Supplemental Indenture.

Item 8.01.	Other Events

Notes Offering

On August 4, 2017, the Company announced that it had priced an offering of $550 million 5.750% notes due 2025, pursuant to an effective shelf registration statement previously filed with the Securities and Exchange Commission. The foregoing is qualified by reference to the press release attached as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press release announcing notes pricing

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MURPHY OIL CORPORATION

By:	/s/ John B. Gardner
John B. Gardner
Vice President & Treasurer

Date: August 4, 2017

Exhibit Index

99.1	Press release announcing notes pricing